ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.
                                  MAY 20, 2003

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET


               $1,404,975,000 (APPROXIMATE) OF SENIOR CERTIFICATES
                           RFMSI SERIES 2003-S12 TRUST
            RESIDENTIAL FUNDING MORTGAGE SECURITIES I,INC. DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-S12

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.


------------------------------------------------------
             FEATURES OF THE TRANSACTION
------------------------------------------------------
o Offering consists of four tracks of senior certificates totaling $1,404,975,000 expected to be rated triple-A by two of the three of:
     S&P, Fitch or Moody's. The 4 tracks of seniors are expected to be approximately:
     $ 310,050,000 of 6.00% coupons (Track 1)
     $ 652,275,000 of 6.00% coupons (Track 2)
     $ 220,350,000 of 6.00% coupons (Track 3)
     $ 222,300,000 of 5.75% coupons (Track 4)

o The overall expected amount of credit support for the senior certificates is 2.50% +/- 0.50% on the securities in the form of subordination of Tracks 1, 2, 3 and 4 with a shifting interest structure and five-year prepayment lockout to junior certificates.

o Collateral consists primarily of conventional 30-year fixed rate mortgage loans secured by first liens on one to four family residential properties, acquired by Residential Funding Corp.

o    The amount of senior certificates is approximate and may vary by up to 5%.


------------------------------------------------------
                     TIME TABLE
------------------------------------------------------
EXPECTED SETTLEMENT:                     May 30, 2003
CUT-OFF DATE:                             May 1, 2003
FIRST DISTRIBUTION                      June 25, 2003
DATE:
DISTRIBUTION DATE:         25th of each month or next
                                         business day
--------------------------------------------------------



                       KEY TERMS
--------------------------------------------------------
ISSUER: RFMSI Series 2003-S12 Trust
UNDERWRITER: Goldman, Sachs & Co.
ORIGINATOR:  Residential Funding Corporation
SERVICER: Residential Funding Corporation
TRUSTEE:  Bank One, National Association
TYPE OF ISSUANCE: Public
SERVICER ADVANCING: Yes, subject to recoverability
COMPENSATING INTEREST: Yes, to the extent of the master servicing fee for such Distribution Date LEGAL INVESTMENT: The senior certificates are SMMEA eligible at settlement INTEREST ACCRUAL: Prior calendar month CLEAN UP CALL: 1% of the
Cut-off Date principal balance of the loans ERISA ELIGIBLE: Underwriter's exemption may apply to senior certificates, however prospective purchasers should consult their own counsel TAX TREATMENT: REMIC; senior certificates are regular interests STRUCTURE: Senior/Subordinate; shifting interest structure
with  a  five-year  prepayment  lockout  to  junior  certificates.   Subordinate
certificates will be cross-collateralized across the four tracks.
EXPECTED SUBORDINATION: 2.50% +/- 0.50%
EXPECTED RATING AGENCIES: 2 of the 3 of: S&P, Fitch or Moody's
MINIMUM DENOMINATION: Senior certificates - $25,000
DELIVERY: Senior certificates - DTC



------------------------------------------- ------------ ----------- ----------- ---------- -----------
    PRELIMINARY COLLATERAL INFORMATION         TOTAL      TRACK 1     TRACK 2     TRACK 3    TRACK 4
------------------------------------------- ------------ ----------- ----------- ---------- -----------
------------------------------------------- ------------ ----------- ----------- ---------- -----------
TOTAL OUTSTANDING PRINCIPAL BALANCE ($):    $1,442,000,00$318,00,000 $669,000,000$226,000,00$228,000,000
------------------------------------------- ------------ ----------- ----------- ---------- -----------
------------------------------------------- ------------ ----------- ----------- ---------- -----------
 NUMBER OF MORTGAGE LOANS:                        3,588         822       1,668        541         557
------------------------------------------- ------------ ----------- ----------- ---------- -----------
------------------------------------------- ------------ ----------- ----------- ---------- -----------
AVERAGE PRINCIPAL BALANCE OF THE MORTGAGE           402         387         401        418         409
LOANS ($000'S):
------------------------------------------- ------------ ----------- ----------- ---------- -----------
------------------------------------------- ------------ ----------- ----------- ---------- -----------
WEIGHTED AVERAGE ANNUAL MORTGAGE INTEREST
RATE:                                             6.69%       7.03%       6.78%      6.43%       6.19%
------------------------------------------- ------------ ----------- ----------- ---------- -----------
------------------------------------------- ------------ ----------- ----------- ---------- -----------
EXPECTED ADMINISTRATIVE FEES (INCLUDES
SERVICING AND TRUSTEE):                           0.35%       0.37%       0.34%      0.34%       0.33%
------------------------------------------- ------------ ----------- ----------- ---------- -----------
------------------------------------------- ------------ ----------- ----------- ---------- -----------
WEIGHTED AVERAGE AMORTIZED TERM TO
MATURITY:                                           347         343         346        352         353
------------------------------------------- ------------ ----------- ----------- ---------- -----------
------------------------------------------- ------------ ----------- ----------- ---------- -----------
WEIGHTED AVERAGE SEASONING:                          10          14          11          6           6
------------------------------------------- ------------ ----------- ----------- ---------- -----------
------------------------------------------- ------------ ----------- ----------- ---------- -----------
WEIGHTED AVERAGE CURRENT LOAN-TO-VALUE
RATIO:                                              66%         68%         64%        65%         64%
------------------------------------------- ------------ ----------- ----------- ---------- -----------
------------------------------------------- ------------ ----------- ----------- ---------- -----------
OWNER OCCUPIED:                                    100%         98%         98%        99%         99%
------------------------------------------- ------------ ----------- ----------- ---------- -----------
------------------------------------------- ------------ ----------- ----------- ---------- -----------
SINGLE FAMILY / DETACHED PUD'S:                     97%         96%         96%        97%         96%
------------------------------------------- ------------ ----------- ----------- ---------- -----------
------------------------------------------- ------------ ----------- ----------- ---------- -----------
CURRENT FICO:                                       742         734         742        743         751
------------------------------------------- ------------ ----------- ----------- ---------- -----------
------------------------------------------- ------------ ----------- ----------- ---------- -----------
STATE CONCENTRATION > 10%:                       CA 48%    CA   49%    CA   47%   CA   46%     CA  50%

------------------------------------------- ------------ ----------- ----------- ---------- -----------



___________
*Columns may not add to total due to rounding